[***] indicates that certain confidential information contained in this document, marked by brackets, has been omitted because the information is (i) not material and (ii) would be competitively harmful if disclosed.
Execution Version

AMENDMENT NO. 1
TO
STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO THE STOCK PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of March 29, 2019, by and among ManTech International Corporation, a Delaware corporation (the “Purchaser”), Kforce Government Solutions, Inc., a Pennsylvania corporation (the “Company”), Kforce Government Holdings Inc., a Florida corporation (the “Parent”), and Kforce Inc., a Florida corporation (the “Seller”). Capitalized terms used in this Amendment and not otherwise defined herein have the meanings given in the Purchase Agreement (as defined below).
RECITALS
A. The Purchaser, the Company, the Parent and the Seller are parties to that certain Stock Purchase Agreement dated as of February 28, 2019, pursuant to which the Purchaser agreed to acquire all of the issued and outstanding shares of capital stock of the Parent, and thereby indirectly acquire all of the issued and outstanding shares of capital stock of the Parent’s wholly owned subsidiary, the Company (the “Purchase Agreement”), subject to the terms and conditions of the Purchase Agreement.
B. The parties desire to amend the Purchase Agreement in accordance with the provisions of Section 11.1 thereof.
NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:
1. Amendments. The parties hereby agree to amend the Purchase Agreement as follows:
(a) Exhibit B of the Purchase Agreement is hereby amended as follows:
    (i) by deleting the line item for [***] and replacing it with the following:

[***]	Company	[***]	Second Updated and Restated Transaction Bonus Letter, dated as of March 25, 2019, by and between [***], the Company and the Seller

   (ii) by deleting the line item for [***]and replacing it with the following:
1

[***] indicates that certain confidential information contained in this document, marked by brackets, has been omitted because the information is (i) not material and (ii) would be competitively harmful if disclosed.

[***]	Company	[***]	Updated and Restated Transaction Bonus Letter, dated as of March 19, 2019, by and between [***], the Company and the Seller

2. Miscellaneous.
(a) Except to the extent specifically amended hereby, the Purchase Agreement is unmodified and remains in full force and effect.
(b) This Amendment may be executed in one or more counterparts each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. This Amendment, to the extent signed and delivered by means of a facsimile machine, e-mail, DocuSign or other means of electronic transmission, shall be treated in all manner and respects and for all purposes as an original signature, agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.
(c) This Amendment and the rights and duties of the Parties hereunder shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts made and to be performed wholly within such state, without regard to the conflict of laws principles of such state.
(d)  This Amendment will be binding on and inure to the benefit of the Parties and their respective successors and assigns.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective duly authorized representatives as of the date first written above.

MANTECH INTERNATIONAL
CORPORATION

By: /s/ Michael R. Putnam
Name: Michael R. Putnam
Title: Senior Vice President, Corporate & Regulatory Affairs

KFORCE GOVERNMENT SOLUTIONS, INC.

By: /s/ Jeffrey Hackman
Name: Jeffrey Hackman
Title: Senior Vice President

KFORCE GOVERNMENT HOLDINGS INC.

By: /s/ David M. Kelly
Name: David M. Kelly
Title: Senior Vice President & Chief
Financial Officer

KFORCE INC.

By: /s/ David M. Kelly
Name: David M. Kelly
Title: Senior Vice President & Chief
Financial Officer

Signature Page to Amendment No. 1 to Stock Purchase Agreement